EXHIBIT 10.4

PetIQ HOLDINGS, LLC

A Delaware Limited Liability Company

SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

Dated as of [ ], 2017

THE LIMITED LIABILITY COMPANY INTERESTS IN PetIQ HOLDINGS, LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE AND ANY OTHER APPLICABLE SECURITIES LAWS; (II) THE TERMS AND CONDITIONS OF THIS LIMITED LIABILITY COMPANY AGREEMENT; AND (III) ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BETWEEN THE MANAGING MEMBER AND THE APPLICABLE MEMBER. THE LIMITED LIABILITY COMPANY INTERESTS MAY NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS, THIS LIMITED LIABILITY COMPANY AGREEMENT, AND ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BY THE MANAGING MEMBER AND THE APPLICABLE MEMBER. THEREFORE, PURCHASERS AND OTHER TRANSFEREES OF SUCH LIMITED LIABILITY COMPANY INTERESTS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT OR ACQUISITION FOR AN INDEFINITE PERIOD OF TIME.

i

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EXHIBITS:

Exhibit A – Schedule of Members

Exhibit B – Form of Exchange Notice

Exhibit C – Vesting Schedule for Certain Units

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SIXTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

PetIQ HOLDINGS, LLC

A Delaware Limited Liability Company

This SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of PetIQ Holdings, LLC (the “Company”), dated [ ], 2017 and effective as set forth herein (this “Agreement”), is adopted, executed and agreed to, for good and valuable consideration, by and among the Members (as defined herein).

WHEREAS, the Company was formed as a limited liability company pursuant to the Delaware Limited Liability Company Act by the filing of a Certificate of Formation of a limited liability company with the Secretary of State of the State of Delaware on May 25, 2012 (the “Certificate”) and the execution of the limited liability company agreement, as amended and restated on December 8, 2014 (the “Pre-IPO Agreement”);

WHEREAS, PetIQ, Inc., a Delaware corporation (“PetIQ”), a holding company, has entered into that certain Contribution Agreement, dated as of the date hereof (the “Contribution Agreement”), with Eos Partners, L.P., Eos Capital Partners IV, L.P. and Highland Consumer Partners Management Company LLC (together, the “Contributing Stockholders”) pursuant to which PetIQ acquired all of the issued and outstanding equity of ECP IV TS Investor Co., Eos TS Investor Co. and HCP - TS Blocker Corp. (together, the “C-Corp Members”), each of which in turn holds as its only asset an equity interest in the Company, in exchange for certain shares of Class A Common Stock (as defined herein) issued to the Contributing Stockholders;

WHEREAS, PetIQ has entered into an underwriting agreement to (i) issue and sell to the several Underwriters named therein (the “Underwriters”) shares of Class A Common Stock and (ii) make a public offering of such shares of Class A Common Stock (collectively, the “IPO”);

WHEREAS, in connection with the IPO, pursuant to that certain Recapitalization Agreement, dated as of the date hereof (the “Recapitalization Agreement”), prior to the IPO, all of the outstanding limited liability company interests in the Company will be converted into Units (as defined herein) (the “Recapitalization Transactions”);

WHEREAS, at such time, PetIQ will also issue shares of Class B Common Stock (as defined herein) to the Members other than the Contributing Stockholders, PetIQ and the C-Corp Members (together, the “Existing Members”), and each such share of Class B Common Stock, together with a corresponding Unit, may be exchanged for one share of Class A Common Stock or, at the election of PetIQ, for certain cash amounts, as described herein;

WHEREAS, immediately prior to the Pricing (as such term is defined herein), PetIQ will contribute certain cash amounts to the Company in exchange for a certain number of Units; and

WHEREAS, the Company and the Members set forth on Exhibit A attached hereto now wish to amend and restate the Pre-IPO Agreement to give effect to the Recapitalization Transactions and to provide for the admission of PetIQ as a Member and as sole Managing Member (as defined herein) of the Company, subject to Section 2.8.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, each intending to be legally bound, agree that the Pre-IPO Agreement is hereby amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions.

Unless the context otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:

“Act” means the Delaware Limited Liability Company Act, 6 Del. C. Sections 18-101 et seq., as it may be amended from time to time, and any successor to the Act.

“Additional Member” means any Person that has been admitted to the Company as a Member pursuant to Section 7.4 by virtue of having received its Company Interest from the Company and not from any other Member or Assignee.

“Affiliate” when used with reference to another Person means any Person (other than the Company), directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person. In addition, Affiliates of the Members shall include all their directors, managers, officers and employees in their capacities as such.

“Agreement” has the meaning set forth in the recitals hereto.

“Asset Value” of any tangible or intangible property of the Company (including goodwill) means its adjusted basis for federal income tax purposes unless:

(a) the property was accepted by the Company as a contribution to capital at a value different than its adjusted basis, in which event the initial Asset Value for such property means the Fair Market Value of such asset, as determined by the Managing Member; or

(b) as a consequence of the issuance of additional Units or the redemption of all or part of the Company Interest of a Member, the property of the Company is revalued in accordance with Section 3.3(b) (“Revaluations of Assets and Capital Account Adjustments”).

As of any date, references to the “then prevailing Asset Value” of any property means the Asset Value last determined for such property less the depreciation, amortization and cost recovery deductions taken into account in computing Net Income or Net Loss in fiscal periods subsequent to such prior determination date.

“Assignee” means any Transferee to which a Member or another Assignee has Transferred all or a portion of its interest in the Company in accordance with the terms of this Agreement, but that is not admitted to the Company as a Member.

“Bankruptcy” means, with respect to any Person, (A) if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (B) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of “Bankruptcy” is intended to replace and shall supersede and replace the definition of “Bankruptcy” set forth in Sections 18-101(1) and 18-304 of the Act.

“Board” means the board of directors of the Managing Member.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to close.

“Capital Account” means the capital account maintained for a Member pursuant to Section 3.3.

“Cash Exchange Payment” means an amount in cash equal to the product of (x) the number of Units exchanged, (y) the then-applicable Exchange Rate, and (z) the average of the daily volume weighted average price (“VWAP”) of a share of Class A Common Stock for the five (5) Trading Days immediately prior to (A) in the case of a Voluntary Exchange, the date of delivery of the relevant Exchange Notice, (B) in the case of a Mandatory Exchange in connection with a Change in Control, the date of the consummation of the Change in Control (and, in the case of a Change in Control described in (i), (ii) or (iii) of the definition of Change in Control set forth in Section 1.1 of this Agreement, the date of the consummation of the transaction approved thereby) or (C) in the case of a Mandatory Exchange in connection with the termination of a Terminated Employee-Member, the date of the consummation of the termination of employment (such date identified in clause (A), (B) or (C), as applicable, the “Exchange Date”); provided that in calculating such average, (i) the VWAP shall be determined by calculating the arithmetic average price of a share of Class A Common Stock on the principal U.S. securities exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the five (5) consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the Exchange Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock; and (ii) if the Class A

Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then a majority of the independent members of the Board shall determine the fair market value of a share of Class A Common Stock in good faith.

“C-Corp Members” has the meaning set forth in the recitals hereto.

“Certificate” has the meaning set forth in the recitals hereto.

A “Change in Control” shall be deemed to have occurred if or upon:

(i) the stockholders of PetIQ approve the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of PetIQ’s assets (determined on a consolidated basis) to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than to any Subsidiary of PetIQ; provided, that, for clarity and notwithstanding anything to the contrary, neither the approval of nor consummation of a transaction treated for U.S. federal income tax purposes as a liquidation into PetIQ of its wholly-owned Subsidiaries or merger of such entities into one another or PetIQ will constitute a Change in Control;

(ii) the stockholders of PetIQ approve a merger or consolidation of PetIQ with any other Person, other than a merger or consolidation that would result in the Voting Securities of PetIQ outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50.1 percent of the total voting power represented by the Voting Securities of PetIQ or such surviving entity outstanding immediately after such merger or consolidation;

(iii) the stockholders of PetIQ approve the adoption of a plan the consummation of which would result in the liquidation or dissolution of PetIQ; or

(iv) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of PetIQ and (b) a corporation or other entity owned, directly or indirectly, by the stockholders of PetIQ in substantially the same proportions as their ownership of stock of PetIQ ((a) and (b) collectively are referred to herein as “Exempt Persons”)) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50.1 percent of the aggregate voting power of the Voting Securities of PetIQ.

“Class A Common Stock” means the Class A common stock, par value $0.001 per share, of PetIQ.

“Class B Common Stock” means the Class B common stock, par value $0.001 per share, of PetIQ.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means, collectively, the Class A Common Stock and the Class B Common Stock.

“Company” has the meaning set forth in the recitals hereto.

“Company Interest” means, with respect to each Member, such Member’s economic interest and rights as a Member.

“Company Interest Certificate” has the meaning set forth in Section 3.7(b).

“Contributing Stockholders” has the meaning set forth in the recitals hereto.

“Contribution Agreement” has the meaning set forth in the recitals hereto.

“Control” means, when used with reference to any Person, the power to direct the management or policies of such Person, directly or indirectly, by or through stock or other equity ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or other understanding (written or oral); and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Equity Securities” means, as applicable, (i) any capital stock, limited liability company or membership interests, partnership interests, or other equity interest, (ii) any securities directly or indirectly convertible into or exchangeable for any capital stock, limited liability company or membership interests, partnership interests, or other equity interest or containing any profit participation features, (iii) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, limited liability company or membership interests, partnership interest, other equity interest or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, limited liability company or membership interests, partnership interest, other equity interests or securities containing any profit participation features, (iv) any equity appreciation rights, phantom equity rights or other similar rights, or (v) any Equity Securities issued or issuable with respect to the securities referred to in clauses (i) through (iv) above in connection with a combination, recapitalization, merger, consolidation or other reorganization.

“Exchange” means an exchange of a Unit, combined with a share of Class B Common Stock, for a share of Class A Common Stock in accordance with Section 3.8 of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Members” has the meaning set forth in the recitals hereto.

“Exchange Notice” has the meaning set forth in Section 3.8(b).

“Exchange Rate” means the number of shares of Class A Common Stock for which a Unit, combined with a share of Class B Common Stock, is entitled to be exchanged. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 3.8 of this Agreement.

“Fair Market Value” means (i) in reference to a particular Unit or other Equity Security issued by the Company or, as the case may be, all of the outstanding Units or other Equity Securities issued by the Company, the hypothetical amount that would be distributed with respect to such Unit(s) or Equity Security(ies), as determined pursuant to an appraisal, which appraisal shall be subject to the approval of the Managing Member, performed at the expense of the Company by (A) the Company or any of its Subsidiaries or (B) an investment bank, accounting firm or other Person of national standing having particular expertise in the valuation of businesses comparable to that of the Company selected by the Managing Member, and where such appraisal (1) determines the net equity value of the Company, and (2) assumes the distribution to the Members pursuant to Section 4.1 and ARTICLE VII of the proceeds that would hypothetically be received with respect to such Unit(s) or other Equity Security(ies) issued by the Company based on such net equity value, and (ii) in reference to assets or securities other than Units or other Equity Securities issued by the Company, the fair market value for such assets or securities as between a willing buyer and a willing seller in an arm’s length transaction occurring on the date of valuation, taking into account all relevant factors determinative of value, as is determined by the Managing Member in its sole discretion.

“FATCA” has the meaning set forth in Section 8.4(e).

“First Exchange Date” has the meaning set forth in Section 3.8(a)(i).

“Fiscal Year” means the taxable year of the Company.

“GAAP” means accounting principles generally accepted in the United States of America, consistently applied and maintained throughout the applicable periods.

“Good Faith” shall mean a Person having acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to a criminal proceeding, having had no reasonable cause to believe such Person’s conduct was unlawful.

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court, in each case, having jurisdiction over the Company or any of its Subsidiaries or any of the property or other assets of the Company or any of its Subsidiaries.

“HSR Act” has the meaning set forth in Section 7.2(f).

“Indemnified Person” has the meaning set forth in Section 6.4.

“IPO” has the meaning set forth in the recitals hereto.

“Managing Member” means PetIQ, and any assignee to which the managing member of the Company Transfers all of its Units and other Equity Securities of the Company that is admitted to the Company as the managing member of the Company, in its capacity as the managing member of the Company.

“Mandatory Exchange” has the meaning set forth in Section 3.8(a)(ii) of this Agreement.

“Member” means each Person listed on the Schedule of Members on the date hereof (including the Managing Member) and each other Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Act. The Members shall constitute the “members” (as such term is defined in the Act) of the Company. Any reference in this Agreement to any Member shall include such Member’s Successors in Interest to the extent such Successors in Interest have become Substituted Members in accordance with the provisions of this Agreement. Except as otherwise set forth herein or in the Act, the Members shall constitute a single class or group of members of the Company for all purposes of the Act and this Agreement.

“Net Income” or “Net Loss” means, for any taxable year or relevant part thereof, the Company’s taxable income or loss for federal income tax purposes for such period (including all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code), with the following adjustments:

(a) Gain or loss attributable to the disposition of property of the Company with an Asset Value different from the adjusted basis of such property for federal income tax purposes shall be computed with respect to the Asset Value of such property, and any tax gain or loss not included in Net Income or Net Loss shall be taken into account and allocated for federal income tax purposes among the Members pursuant to Section 5.2.

(b) In lieu of the depreciation, amortization or other cost recovery deductions taken into account in computing such taxable income or loss, depreciation, amortization or cost recovery deductions allowable with respect to any property the Asset Value of which differs from its adjusted tax basis for federal income tax purposes shall be equal to an amount that bears the same ratio to such beginning Asset Value as the federal income tax depreciation, amortization or other cost recovery deductions for such period bear to such beginning adjusted tax basis; provided, however, that if the adjusted tax basis of the property at the beginning of such period is zero, depreciation shall be determined with respect to such asset using any reasonable method selected by the Managing Member.

(c) Any items that are required to be specially allocated pursuant to Section 5.1(b) shall not be taken into account in determining Net Income or Net Loss.

(d) Any adjustment to the Asset Value of any property pursuant to Section 3.3(b) shall be treated as giving rise to Net Income or Net Loss (or items thereof).

“Officer” means each Person designated as an officer of the Company by the Managing Member pursuant to and in accordance with the provisions of Section 6.2.

“Pass-Through Entity” has the meaning set forth in Section 6.5.

“Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“PetIQ” has the meaning set forth in the recitals hereto.

“PetIQ Group” means PetIQ and any Subsidiary of PetIQ (other than, for clarity, the Company).

“Pledge” means pledge, grant a security interest in, create a lien on, assign the right to receive distributions or proceeds from, or otherwise encumber, directly or indirectly, or any act of the foregoing.

“Pre-IPO Agreement” has the meaning set forth in the recitals hereto.

“Pricing” means such date and time as the Board or the pricing committee thereof determines the pricing of the IPO.

“Proceeding” has the meaning set forth in Section 6.4.

“Recapitalization Agreement” has the meaning set forth in the recitals hereto.

“Recapitalization Transactions” has the meaning set forth in the recitals hereto.

“Registration Rights Agreement” means the Registration Rights Agreement by and among PetIQ and the parties named therein to be executed in connection with the IPO and the Recapitalization Transactions, as it may be amended from time to time, or any successor agreement.

“Regulatory Allocations” has the meaning set forth in Section 5.1(b).

“Schedule of Members” has the meaning set forth in Section 3.1(b).

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall control the management of any such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Substituted Member” means any Person that has been admitted to the Company as a Member pursuant to Section 7.4 by virtue of such Person receiving all or a portion of a Company Interest from a Member or an Assignee and not from the Company.

“Successor in Interest” means any (i) trustee, custodian, receiver or other Person acting in any Bankruptcy or reorganization proceeding with respect to, (ii) assignee for the benefit of the creditors of, (iii) trustee or receiver, or current or former officer, director or partner, or other fiduciary acting for or with respect to the dissolution, liquidation or termination of, or (iv) other executor, administrator, committee, legal representative or other successor or assign of, any Member, whether by operation of law or otherwise.

“Takeover Law” has the meaning set forth in Section 6.6.

“Tax Distribution” has the meaning set forth in Section 4.3.

“Tax Distribution Date” has the meaning set forth in Section 4.3.

“Tax Matters Member” has the meaning set forth in Section 8.4(c).

“Terminated Employee-Member” has the meaning set forth in Section 3.8(a).

“Trading Day” means a day on which the Nasdaq Global Market or such other principal United States securities exchange on which the shares of Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day), or if the shares of Class A Common Stock are not listed or admitted to trading on such an exchange, on the automated quotation system on which the shares of Class A Common Stock are then authorized for quotation.

“Transfer” means sell, assign, convey, contribute, give, or otherwise transfer, whether directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise (including a transfer by way of entering into a financial instrument or contract the value of which was determined in whole or part by reference to the Company (including the amount of Company distributions, the value of Company assets or the results of Company operations)), or any act of the foregoing, but excludes a Pledge or any act of Pledging. For the avoidance of doubt, a Transfer of a Unit includes an Exchange of such Unit. The terms “Transferee,” “Transferor,” “Transferred,” “Transferring Member,” “Transferor Member” and other forms of the word “Transfer” shall have the correlative meanings.

“Transfer Agent” has the meaning set forth in Section 3.8(b).

“Treasury Regulations” means the regulations, including temporary regulations, promulgated by the United States Treasury Department under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Underwriters” has the meaning set forth in the recitals hereto.

“Units” mean the common units and any other class of membership interests in the Company denominated as “Units” that is established in accordance with this Agreement, entitling the holders thereof to the relative rights, title and interests in the profits, losses, deductions and credits of the Company at any particular time as set forth in this Agreement, and any and all other benefits to which a holder thereof may be entitled as a Member as provided in this Agreement, together with the obligations of such Member to comply with all terms and provisions of this Agreement.

“Voting Securities” mean any securities of PetIQ that are entitled to vote generally in matters submitted for a vote of PetIQ’s stockholders or generally in the election of the Board.

“Voluntary Exchange” has the meaning set forth in Section 3.8(a)(i) of this Agreement.

“Weekly Exchange Date” means the First Exchange Date and the last Business Day of each sequential week thereafter.

Section 1.2. Terms Generally. In this Agreement, unless otherwise specified or where the context otherwise requires:

(a) the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;

(b) words importing any gender shall include other genders;

(c) words importing the singular only shall include the plural and vice versa;

(d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”;

(e) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;

(f) references to “Articles,” “Exhibits,” “Sections” or “Schedules” shall be to Articles, Exhibits, Sections or Schedules of or to this Agreement;

(g) references to any Person include the successors and permitted assigns of such Person;

(h) the use of the words “or,” “either” and “any” shall not be exclusive;

(i) wherever a conflict exists between this Agreement and any other agreement among parties hereto, this Agreement shall control but solely to the extent of such conflict;

(j) references to “$” or “dollars” means the lawful currency of the United States of America;

(k) references to any agreement, contract or schedule, unless otherwise stated, are to such agreement, contract or schedule as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and

(l) the parties hereto have participated collectively in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, it is the intention of the parties that this Agreement shall be construed as if drafted collectively by the parties hereto, and that no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

ARTICLE II

GENERAL PROVISIONS

Section 2.1. Formation. The Company was formed as a Delaware limited liability company on May 25, 2012 pursuant to the Act by the execution and filing of the Certificate with the Secretary of State of the State of Delaware. The Members agree to continue the Company as a limited liability company under the Act, upon the terms and subject to the conditions set forth in this Agreement. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

Section 2.2. Name. The name of the Company is “PetIQ Holdings, LLC,” and all Company business shall be conducted in that name or in such other names that comply with applicable law as the Managing Member may select from time to time. Subject to the Act, the Managing Member may change the name of the Company (and amend this Agreement to reflect such change) at any time and from time to time without the consent of any other Person. Prompt notification of any such change shall be given to all Members.

Section 2.3. Term. The term of the Company commenced on the date the Certificate was filed with the office of the Secretary of State of the State of Delaware and shall continue in existence perpetually until termination in accordance with the provisions of Section 7.2(d) and the Act.

Section 2.4. Purpose; Powers.

(a) Managing Powers. The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which limited liability companies may be formed under the Act. The Company may engage in any and all activities necessary, desirable or incidental to the accomplishment of the foregoing. Notwithstanding anything herein to the contrary, nothing set forth herein shall be construed as authorizing the Company to possess any purpose or power, or to do any act or thing, forbidden by law to a limited liability company formed under the laws of the State of Delaware.

(b) Company Action. Subject to the provisions of this Agreement and except as prohibited by the Act, (i) the Company may, with the approval of the Managing Member, enter into and perform any and all documents, agreements and instruments, all without any further act, vote or approval of any Member and (ii) the Managing Member may authorize any Person (including any Member or Officer) to enter into and perform any document on behalf of the Company.

Section 2.5. Existence and Good Standing; Foreign Qualification. The Managing Member may take all action that may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable laws and regulations. The Managing Member may file or cause to be filed for recordation in the office of the appropriate authorities of the State of Delaware, and in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of limited liability companies and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members and the amounts of their respective capital contributions. The Managing Member may cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Officers, with all requirements necessary to qualify the Company as a foreign limited liability company in any jurisdiction other than the State of Delaware.

Section 2.6. Registered Office; Registered Agent; Principal Office; Other Offices. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Managing Member may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate or such other Person or Persons as the Managing Member may designate from time to time in the manner provided by law. The principal office of the Company shall be at such place as the Managing Member may designate from time to time, which need not be in the State of Delaware, and the Company shall maintain records at such place. The Company may have such other offices as the Managing Member may designate from time to time.

Section 2.7. Admission. The Managing Member is hereby admitted as a member of the Company upon its execution of a counterpart signature page to this Agreement and each member of the Company immediately prior to the effectiveness of this Agreement shall continue as a Member hereunder.

Section 2.8. Effectiveness; No Liabilities in Event of Termination; Certain Covenants. This Agreement shall be effective immediately prior to the Pricing; provided, however, that in the event that PetIQ determines to abandon the IPO (whether before or after the Pricing) or in the event that the Pricing does not occur by December 31, 2017, after the occurrence of such effectiveness, the Pre-IPO Agreement shall be reinstated, this Agreement shall no longer be in full force and effect and any actions therefrom consummated prior to such abandonment or such failure of the Pricing to occur, as applicable, shall be rescinded, to the extent possible and without material adverse effect on any party thereto.

ARTICLE III

CAPITALIZATION

Section 3.1. Units; Initial Capitalization; Schedules.

(a) Limited Liability Company Interests. Interests in the Company shall be represented by Units, or such other Equity Securities in the Company, or such other Company securities, in each case as the Managing Member may establish in its sole discretion in accordance with the terms hereof. As of the date hereof, the Units are comprised of one class of Units.

(b) Schedule of Members. The Company shall maintain a schedule, from time to time amended and supplemented, in the form of Exhibit A hereto setting forth the name and address of each Member, and the number of Units and/or Equity Securities owned by such Member (such schedule, the “Schedule of Members”). The Schedule of Members, as amended and supplemented from time to time, shall be the definitive record of ownership of each Unit or other Equity Security in the Company. All Members acknowledge, and hereby agree, that the Schedule of Members is confidential to the Company and that each Member is only entitled to view the portion of the Schedule of Members representing his, her or its membership interest in the Company. The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units or other Equity Securities in the Company for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units or other Equity Securities in the Company on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.

(c) As of the date hereof, each Member owns the number of Units set forth opposite the name of such Member in the Schedule of Members set forth in Exhibit A hereto. All Units are fully vested other than those set forth on Exhibit C which contains the vesting schedule for such Units.

Section 3.2. Authorization and Issuance of Additional Units.

(a) The Managing Member may issue additional Units and/or establish and issue other classes of units, other Equity Securities in the Company or other Company securities from time to time with such rights, obligations, powers, designations, preferences and other terms, which may be different from, including senior to, any then-existing or future classes of Units, other Equity Securities in the Company or other Company securities, as the Managing Member shall determine from time to time, in its sole discretion, without the vote or consent of any other Member or any other Person, including (i) the right of such Units, other Equity Securities in the Company or other Company securities to share in Net Income and Net Loss or items thereof; (ii) the right of such Units, other Equity Securities in the Company or other Company securities to share in Company distributions; (iii) the rights of such Units, other Equity Securities or other Company securities upon dissolution and liquidation of the Company; (iv) whether, and the terms and conditions upon which, the Company may or shall be required to redeem such Units, other Equity Securities in the Company or other Company securities (including sinking fund provisions); (v) whether such Units, other Equity Securities in the Company or other Company securities are issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which such Units, other Equity Securities in the Company or other Company securities will be issued, evidenced by certificates or assigned or transferred; (vii) the terms and conditions of the issuance of such Units, other Equity Securities in the Company or other Company securities (including the amount and form of consideration, if any, to be received by the Company in respect thereof, the Managing Member being expressly authorized, in its sole discretion, to cause the Company to issue Units, other Equity Securities in the Company or other Company securities for less than Fair Market Value); and (viii) the right, if any, of the holder of such Units, other Equity Securities in the Company or other Company securities to vote on Company matters, including matters relating to the relative designations, preferences, rights, powers and duties of such Units, other Equity Securities in the Company or other Company securities. The Managing Member, without the vote or consent of any other Member or any other Person, is authorized (i) to issue any Units, other Equity Securities in the Company or other Company securities of any such newly established class or any existing class and (ii) to amend this Agreement to reflect the creation of any such new class, the issuance of Units, other Equity Securities in the Company or other Company securities of such class, and the admission of any Person as a Member that has received Units or other Equity Securities of any such class, in accordance with Sections 3.2, 7.4 and 9.4. Except as expressly provided in this Agreement to the contrary, any reference to “Units” shall include the Units and any other classes of Units that may be established in accordance with this Agreement.

(b) Notwithstanding the foregoing or anything else to the contrary in this Agreement, except pursuant to the use of proceeds pursuant to the IPO, if at any time PetIQ issues a share of its Class A Common Stock (including in the IPO) or any other Equity Security of PetIQ (other than shares of Class B Common Stock), (i) the Company shall issue to PetIQ (or one or more Subsidiaries of PetIQ) one Unit (if PetIQ issues a share of Class A Common Stock), or such other Equity Security of the Company (if PetIQ issues Equity Securities other than Class A Common Stock) corresponding to the Equity Security issued by PetIQ, and with the rights to dividends and distributions (including distributions upon liquidation) and other economic rights as are determined by the Managing Member in Good Faith to correspond to those of such Equity Securities of PetIQ and (ii) the net proceeds received by PetIQ with respect to the corresponding share of Class A Common Stock or other Equity Security, if any, shall be concurrently transferred (directly or indirectly through one or more Subsidiaries of PetIQ) to the Company; provided, however, that if PetIQ issues any shares of Class A Common Stock (including in the IPO) or other Equity Securities some or all of the net proceeds of which are to be used to fund expenses or other obligations of PetIQ for which PetIQ (or one or more Subsidiaries of PetIQ) would be permitted a cash distribution pursuant to clause (ii) of Section 4.2, then PetIQ shall not be required to transfer such net proceeds to the Company that are used or will be used to fund such expenses or obligations; provided, further, that if PetIQ issues any shares of Class A Common Stock in order to acquire for stock or cash from a Member a number of Units (together with an equal number of shares of Class B Common Stock) equal to the number of shares of Class A Common Stock so issued, then the Company shall not issue any new Units in connection therewith and PetIQ shall not be required to transfer (directly or indirectly) such net proceeds to the Company (it being understood that such net proceeds shall instead be transferred to such Member as consideration for such purchase). Notwithstanding the foregoing, this Section 3.2(b) and Section 3.2(c) shall not apply to the issuance and distribution to holders of shares of Class A Common Stock of rights to purchase Equity Securities of PetIQ under a “poison pill” or similar shareholders’ rights plan (it being understood that upon Exchange of Units for Class A Common Stock, such Class A Common Stock will be issued together with any such corresponding right), or to the issuance under PetIQ’s employee benefit plans of any warrants, options, other rights to acquire Equity Securities of PetIQ or rights or property that may be converted into or settled in Equity Securities of PetIQ, but shall in each of the foregoing cases apply to the issuance of Equity Securities of PetIQ in connection with the exercise or settlement of such rights, warrants, options or other rights or property (for cash or other consideration in accordance with their terms or otherwise). Except for transactions pursuant to Section 3.8 of this Agreement, (x) the Company may not issue any additional Units to any member of the PetIQ Group unless substantially simultaneously PetIQ issues or sells an equal number of shares of PetIQ’s Class A Common Stock to another Person, and (y) the Company may not issue any other Equity Securities of the Company to any member of the PetIQ Group unless substantially simultaneously PetIQ issues or sells, to another Person, an equal number of shares of a new class or series of Equity Securities of PetIQ with the rights to dividends and distributions (including distributions upon liquidation) and other economic rights as are determined by the Managing Member in Good Faith to correspond to those of such Equity Securities of the Company.

(c) PetIQ may not redeem, repurchase or otherwise acquire any shares of Class A Common Stock unless PetIQ causes the Company to substantially simultaneously redeem, repurchase or otherwise acquire from a member of the PetIQ Group an equal number of Units for the same price per security, and PetIQ may not redeem, repurchase or otherwise acquire any other Equity Securities of PetIQ unless PetIQ causes the Company to substantially simultaneously redeem, repurchase or otherwise acquire from a member of the PetIQ Group an equal number of Equity Securities of the Company of a corresponding class or series for the same price per security. The Company may not redeem, repurchase or otherwise acquire any Units from a member of the PetIQ Group unless substantially simultaneously PetIQ redeems, repurchases or otherwise acquires an equal number of shares of Class A Common Stock for the same price per security from holders thereof, and the Company may not redeem, repurchase or otherwise acquire any other Equity Securities of the Company from a member of the PetIQ Group unless substantially simultaneously PetIQ redeems, repurchases or otherwise acquires for the same price per security an equal number of Equity Securities of PetIQ of a corresponding class or series. Notwithstanding the foregoing, to the extent that any consideration payable to PetIQ in connection with the redemption or repurchase of any shares of Class A Common Stock or other Equity Securities of PetIQ consists (in whole or in part) of shares of Class A Common Stock or such other Equity Securities (including in connection with the cashless exercise of an option or warrant), then the redemption or repurchase of the corresponding Units or other Equity Securities of the Company shall be effectuated in an equivalent manner.

(d) The Company shall not in any manner effect any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Units unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Class A Common Stock with corresponding changes made with respect to any other exchangeable or convertible securities. PetIQ shall not in any manner effect any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Class A Common Stock unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Units, with corresponding changes made with respect to any other exchangeable or convertible securities.

(e) Notwithstanding anything to the contrary, it is the intention of the Members that the PetIQ Group collectively owns an aggregate number of Units that is equal to the aggregate number of outstanding shares of Class A Common Stock (subject to the second sentence of Section 3.2(b)), and this Section 3.2 shall be interpreted consistent with such intent, and in the event that a member of the PetIQ Group acquires from other Members any Units and such acquisition results in the PetIQ Group collectively owning an aggregate number of Units that exceeds the aggregate number of outstanding shares of Class A Common Stock (subject to the second sentence of Section 3.2(b)), the Managing Member may cause a recapitalization or other similar adjustment regarding the Company and the number of shares of Class B Common Stock held by a Member (or a recapitalization or other similar adjustment regarding PetIQ) such that (x) the PetIQ Group collectively owns an aggregate number of Units that is equal to the aggregate number of outstanding shares of Class A Common Stock (subject to the second sentence of Section 3.2(b)) and (y) the Members maintain to the maximum extent possible the economic sharing arrangement among the Members as in place immediately prior to such recapitalization or other adjustment.

Section 3.3. Capital Accounts.

(a) Capital Accounts. A separate account (each a “Capital Account”) shall be established and maintained for each Member that:

(i) shall be increased by (i) the amount of cash and the Fair Market Value of any other property contributed (or deemed contributed) by such Member to the Company as a capital contribution (net of liabilities secured by such property or that the Company assumes or takes the property subject to) and (ii) such Member’s share of the Net Income (and other items of income and gain) of the Company; and

(ii) shall be reduced by (i) the amount of cash and the Fair Market Value of any other property distributed to such Member (net of liabilities secured by such property or that the Member assumes or takes the property subject to) and (ii) such Member’s share of the Net Loss (and other items of loss and deduction) of the Company.

The Capital Accounts as of the date hereof, as adjusted for the revaluation that will occur under Section 3.3(b) in connection with the direct or indirect investment in the Company by PetIQ that is expected to occur as of the date hereof, are set forth on Schedule 3.4. It is the intention of the Members that the Capital Accounts of the Company be maintained in accordance with the provisions of Section 704(b) of the Code and the Treasury Regulations thereunder and that this Agreement be interpreted consistently therewith. Notwithstanding anything expressed or implied to the contrary in this Agreement, in the event the Managing Member shall determine, in its sole and absolute discretion, that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Members or comply with the principles of Section 704(b) of the Code and the Treasury Regulations thereunder, the Managing Member may make such modification, notwithstanding any other provision hereof, without the consent of any other Person.

(b) Revaluations of Assets and Capital Account Adjustments. Unless otherwise determined by the Managing Member, immediately preceding the issuance of additional Units in exchange for cash, property or services to a new or existing Member and upon the redemption of any portion of an interest in the Company of any Member (or such other times as may be determined by the Managing Member), the then prevailing Asset Values of the Company shall be adjusted to equal their respective gross Fair Market Values and any increase in the net equity value of the Company (Asset Values less liabilities) shall be credited to the Capital Accounts of the Members in the same manner as Net Income is credited under Section 5.1 (or any decrease in the net equity value of the Company shall be debited in the same manner as Net Loss is debited under Section 5.1). The Capital Accounts of the Company shall be revalued immediately prior to the (direct or indirect) investment by PetIQ in the Company that is expected to occur as of the date hereof.

(c) Additional Capital Account Adjustments. Any income of the Company that is exempt from federal income tax shall be credited to the Capital Accounts of the Members in the same manner as Net Income is credited under Section 5.1 when such income is realized. Any expenses or expenditures of the Company that may neither be deducted nor capitalized for tax purposes (or are so treated for tax purposes) shall be debited to the Capital Accounts of the Members in the same manner as Net Loss is debited under Section 5.1. If any special adjustments are made to or with respect to Company property pursuant to Code Sections 734(b) or 743(b), Capital Accounts shall be adjusted to the extent required by the Treasury Regulations under Section 704 of the Code. The amount by which the Fair Market Value of any property to be distributed in kind to the Members exceeds or is less than the then-prevailing Asset Value of such property shall, to the extent not otherwise recognized by the Company, be taken into account in determining Net Income and Net Loss and determining the Capital Accounts of the Members as if such property had been sold at its Fair Market Value immediately prior to such distribution.

(d) Additional Capital Account Provisions. No Member shall have the right to demand a return of all or any part of such Member’s capital contributions to the Company. Any return of the capital contributions of any Member shall be made solely from the assets of the Company and only in accordance with the terms of this Agreement. Except to the extent otherwise expressly provided for in this Agreement, no interest shall be paid to any Member with respect to such Member’s capital contributions or Capital Account. In the event that all or a portion of the Units of a Member are Transferred in accordance with this Agreement, the Transferee of such Units shall also succeed to all or the relevant portion of the Capital Account of the Transferor. Units held by a Member may not be Transferred independently of the Company Interest to which the Units relate.

Section 3.4. No Withdrawal. No Person shall be entitled to withdraw any part of such Member’s capital contributions to the Company or Capital Account or to receive any distribution from the Company, except as expressly provided herein.

Section 3.5. Loans From Members. Loans by Members to the Company shall not be considered capital contributions to the Company. If any Member shall loan funds to the Company, then the making of such loans shall not result in any increase in the Capital Account balance of such Member. The amount of any such loans shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such loans are made.

Section 3.6. No Right of Partition. To the fullest extent permitted by law, no Member shall have the right to seek or obtain partition by court decree or operation of law of any property of the Company or any of its Subsidiaries or the right to own or use particular or individual assets of the Company or any of its Subsidiaries, or, except as expressly contemplated by this Agreement, be entitled to distributions of specific assets of the Company or any of its Subsidiaries.

Section 3.7. Non-Certification of Units; Legend; Units are Securities.

(a) Units shall be issued in non-certificated form; provided that the Managing Member may cause the Company to issue certificates to a Member representing the Units held by such Member.

(b) If the Managing Member determines that the Company shall issue certificates representing Units to any Member, the following provisions of this Section 3.7 shall apply:

(i) The Company shall issue one or more certificates in the name of such Person in such form as it may approve, subject to Section 3.7(b)(ii) (a “Company Interest Certificate”), which shall evidence the ownership of the Units represented thereby. Each such Company Interest Certificate shall be denominated in terms of the number of Units evidenced by such Company Interest Certificate and shall be signed by the Managing Member or an Officer on behalf of the Company.

(ii) Each Company Interest Certificate shall bear a legend substantially in the following form:

This certificate evidences a Unit representing an interest in PetIQ Holdings, LLC and shall constitute a “security” within the meaning of, and shall be governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) the corresponding provisions of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

The interests in PetIQ Holdings, LLC represented by this certificate are subject to restrictions on transfer set forth in the Sixth Amended and Restated Limited Liability Company Agreement of PetIQ Holdings, LLC, dated as of [ ], 2017, by and among each of the members from time to time party thereto, as the same may be amended from time to time.

(iii) Each Unit shall constitute a “security” within the meaning of, and shall be governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) the corresponding provisions of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

(iv) The Company shall issue a new Company Interest Certificate in place of any Company Interest Certificate previously issued if the holder of the Units represented by such Company Interest Certificate, as reflected on the books and records of the Company:

(A) makes proof by affidavit, in form and substance satisfactory to the Company, that such previously issued Company Interest Certificate has been lost, stolen or destroyed;

(B) requests the issuance of a new Company Interest Certificate before the Company has notice that such previously issued Company Interest Certificate has been acquired by a purchaser for value in Good Faith and without notice of an adverse claim;

(C) if requested by the Company, delivers to the Company such security, in form and substance satisfactory to the Company, as the Managing Member may direct, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued Company Interest Certificate; and

(D) satisfies any other reasonable requirements imposed by the Company.

(v) Upon a Member’s Transfer in accordance with the provisions of this Agreement of any or all Units represented by a Company Interest Certificate, the Transferee of such Units shall deliver such Company Interest Certificate, duly endorsed for Transfer by the Transferee, to the Company for cancellation, and the Company shall thereupon issue a new Company Interest Certificate to such Transferee for the number of Units being Transferred and, if applicable, cause to be issued to such Transferring Member a new Company Interest Certificate for the number of Units that were represented by the canceled Company Interest Certificate and that are not being Transferred.

Section 3.8. Exchange of Units for Common Stock. Each Unit, combined with a share of Class B Common Stock, may be exchanged for a share of Class A Common Stock in the manner set forth in this Section 3.8.

(a) Types of Exchange.

(i) Voluntary Exchange. Subject to Section 3.8(a)(ii), and subject to adjustment as provided in this Section 3.8, each Existing Member shall be entitled to exchange with the Company (or, if PetIQ so elects, with PetIQ), from and after the expiration or written waiver of the lock-ups imposed by the Underwriters (the “First Exchange Date”) and each subsequent Weekly Exchange Date, or upon the written waiver of the lock-ups by the Underwriters, the lesser of 1,000 Units or all of such Existing Member’s Units free and clear of all liens, encumbrances, rights of first refusal, and the like. Each such Unit, together with one share of Class B Common Stock (which will be cancelled in connection with any such exchange), will be exchangeable for, at the option of PetIQ, (i) a Cash Exchange Payment calculated with respect to such surrendered Units, payable in accordance with the instructions provided in the Exchange Notice or (ii) the issuance to such Existing Member a number of shares of Class A

Common Stock that is equal to the product of the number of Units surrendered by such Existing Member and the Exchange Rate. As any such existing owner exchanges its Units, PetIQ’s interest in the Company will increase. Each such exchange of Units for Class A Common Stock shall to the extent permitted by law be treated for U.S. federal income tax reporting purposes as a taxable exchange of the Existing Member’s Units for Class A Common Stock.

(ii) Mandatory Exchange. Notwithstanding any other provision of this Agreement, upon the occurrence of any Change in Control described in (i), (ii) or (iii) of the definition of Change in Control, all Units not held by a member of the PetIQ Group and all shares of Class B Common Stock shall be automatically surrendered to the Company (or if PetIQ so elects, to PetIQ) (in each case, free and clear of all liens, encumbrances, rights of first refusal and the like), and in consideration for such surrender to be delivered on the consummation of such Change in Control (the surrender and delivery of consideration shall occur and be contingent upon the consummation of the transaction approved thereby), PetIQ shall provide to each such Member (or cause to be provided), upon the terms and subject to the conditions hereof, the issuance by PetIQ to such Member a number of shares of Class A Common Stock that is equal to the product of the number of Units surrendered by such Member and the Exchange Rate. (Any exchange described in this Section 3.8(a)(ii), a “Mandatory Exchange” and, such a Mandatory Exchange or a Voluntary Exchange, an “Exchange”.)

(iii) In the event that an Existing Member exchanges a number of Units with the Company and not directly with PetIQ, PetIQ will contribute the applicable number of shares of Class A Common Stock and/or amount of cash to the Company, in exchange for a number of Units equal to the number of Units such Existing Member is exchanging with the Company (which Units in each such case the Company will cancel), for distribution to the Existing Member, which in each case will be treated as a “disguised sale” for U.S. federal income tax purposes between such Existing Member and PetIQ.

(b) In order to exercise the exchange right under Section 3.8(a), the exchanging Existing Member shall present and surrender the certificate or certificates, if any, representing such Units and shares of Class B Common Stock (in each case, if certificated) during usual business hours at the principal executive offices of the Managing Member, or if any agent for the registration or transfer of shares of Class B Common Stock is then duly appointed and acting (the “Transfer Agent”), at the office of the Transfer Agent, accompanied by written notice provided to the Company at least three Business Days prior to the applicable Weekly Exchange Date substantially in the form of Exhibit B duly executed by the applicable Existing Member (the “Exchange Notice”) to the Managing Member and the Transfer Agent stating that the exchanging Existing Member elects to exchange with the Company (or, if PetIQ so elects, PetIQ) a stated number of Units and shares of Class B Common Stock represented, if applicable, by such certificate or certificates, to the extent specified in such notice, and (if the Class A Common Stock to be received is to be issued other than in the name of the exchanging Existing Member) specifying the name(s) of the Person(s) in whose name or on whose order the Class A Common Stock is to be issued. An Exchange Notice may specify that the exchange is to be contingent (including as to timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of shares of the Class A

Common Stock into which the Units and shares of Class B Common Stock are exchangeable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which the Class A Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property.

(c) If required by the Managing Member, any Exchange Notice shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Managing Member and the Transfer Agent, duly executed by the Existing Member or such Existing Member’s duly authorized representative. After the receipt of such Exchange Notice and the surrender to the Managing Member or Transfer Agent, if applicable, of the certificate or certificates, if any, representing such Units and shares of Class B Common Stock, the Managing Member shall issue and deliver on the next applicable Weekly Exchange Date, or at PetIQ’s election cause to be delivered to the Company, with the Company then delivering on the next applicable Weekly Exchange Date, to such Existing Member, or on such Existing Member’s written order, the number of full shares of Class A Common Stock issuable upon such Exchange or the applicable Cash Exchange Payment, and such shares of Class B Common Stock will be cancelled in accordance with the Charter of the Managing Member. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, the Managing Member will, upon written instruction of the exchanging Existing Member, use its reasonable efforts to deliver the shares of Class A Common Stock deliverable to such exchanging Existing Member through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Existing Member.

(d) In the event that there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Existing Member shall be entitled to receive the amount of such security, securities or other property that such exchanging Existing Member would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, this Section 3.8(d) shall continue to be applicable, mutatis mutandis, with respect to such security or other property.

(e) Adjustment. The Exchange Rate shall be adjusted if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Units. This Agreement shall apply to the Units held by the Members as of the date hereof, as well as any Units hereafter acquired by a Member. This Agreement shall apply, mutatis mutandis, and all references to “Units” shall be deemed to include, any security, securities or other property of the Company that may be issued in respect of, in exchange for or in substitution of Units by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

(f) No Member who would be deemed to be an Affiliate of PetIQ shall be permitted, during any three-month period, to exchange a number of Units that would be in excess of the greater of one percent of the total aggregate outstanding shares of Class A and Class B Common Stock or the average reported weekly trading volume of the Class A Common Stock during the four weeks preceding the Exchange Notice. For the avoidance of doubt, this limitation shall not apply in connection with any Demand Registration or Piggyback Registration, as such terms are defined in the Registration Rights Agreement.

(g) If any Takeover Law or other similar law or regulation becomes or is deemed to become applicable to this Agreement or any of the transactions contemplated hereby, the Managing Member shall use its reasonable best efforts to render such law or regulation inapplicable to all of the foregoing. PetIQ shall at all times reserve and keep available out of its authorized but unissued Equity Securities, solely for the purpose of issuance upon exchange of Units and Class B Common Stock, such number of shares of Class A Common Stock that shall be issuable upon the exchange of all such outstanding Units and Class B Common Stock; provided, that nothing contained herein shall be construed to preclude PetIQ from satisfying its obligations in respect of the exchange of the Units for shares of Class A Common Stock by delivery of purchased shares of Class A Common Stock that are held in the treasury of PetIQ. PetIQ covenants that all shares of Class A Common Stock that shall be issued upon exchange of Units and Class B Common Stock shall, upon issuance thereof, be validly issued, fully paid and non-assessable.

(h) The issuance of Class A Common Stock upon Exchange of Units and Class B Common Stock shall be made without charge to the exchanging Existing Members for any stamp or other similar tax in respect of such issuance; provided, however, that if any such shares are to be issued in a name other than that of the exchanging Existing Member, then the Person or Persons requesting the issuance thereof shall pay to the Managing Member the amount of any tax that may be payable in respect of any Transfer involved in such issuance or shall establish to the satisfaction of the Managing Member that such tax has been paid or is not payable. Except as described in the preceding sentence, the Company and each exchanging Existing Member shall bear its own expenses in connection with the consummation of any Exchange.

(i) The Managing Member and the Company agree that, to the extent that a registration statement under the Securities Act is effective and available for the delivery of shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Member requesting such Exchange, the Managing Member shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements.

(j) If the Class A Common Stock is listed on a securities exchange, the Managing Member shall use its reasonable best efforts to cause all Class A Common Stock issued upon an Exchange of Units to be listed on the same securities exchange at the time of such issuance.

(k) For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Member shall not be entitled to an Exchange as described in this Section 3.8 to the extent PetIQ reasonably determines in good faith that such Exchange (i) would be prohibited by law or regulation or (ii) would not be permitted under this Agreement or any other agreement with PetIQ or its Subsidiaries to which such Member is then subject or any written policies of PetIQ relating to insider trading then applicable to such Member. For avoidance of doubt, no Exchange shall be deemed to be prohibited by any law or regulation pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

(l) To the extent that amounts are deducted and withheld by PetIQ or any applicable withholding agent in respect of an Exchange or other Transfer of Units to a member of the PetIQ Group, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

(m) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Section 3.8 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

(n) Independent Nature of Members’ Rights and Obligations. The obligations of each Member under this Section 3.8 are several and not joint with the obligations of any other Member, and no Member shall be responsible in any way for the performance of the obligations of any other Member hereunder. The decision of each Member to enter into to this Agreement has been made by such Member independently of any other Member. Nothing contained herein, and no action taken by any Member pursuant hereto, shall be deemed to constitute the Members as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Members are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and PetIQ acknowledges that the Members are not acting in concert or as a group, and PetIQ will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

ARTICLE IV

DISTRIBUTIONS

Section 4.1. Distributions. Except as described in Section 3.8 of this Agreement, this Article IV and/or Section 7.2, distributions (other than Tax Distributions) shall be made to the Members as and when determined by the Managing Member, ratably among the Members in accordance with their respective number of Units.

Section 4.2. Distributions to PetIQ. The Managing Member, in its sole discretion, may authorize that (i) cash be distributed to members of the PetIQ Group (which distribution shall be made without pro rata distributions to the other Members) in exchange for the redemption, repurchase or other acquisition of Units (or other Equity Securities) held by such Person, where the redemption proceeds are to be used by PetIQ to acquire its outstanding Class A Common Stock (or other Equity Securities) in accordance with Section 3.2, and (ii) cash be distributed to members of the PetIQ Group (which distributions shall be made without pro rata distributions to the other Members) as required for members of the PetIQ Group to pay (A) operating, administrative and other similar costs and expenses incurred by the Managing Member or its Affiliates, and other costs and expenses relating to the investment in or activities of the Company and its Subsidiaries, including payments in respect of indebtedness and preferred stock, to the extent used or to be used to pay expenses or other obligations described in this clause (ii) (in either case only to the extent economically equivalent indebtedness or Equity Securities of the Company were not issued to the Managing Member or the applicable Affiliates), fees and disbursements of all investment bankers, financial advisers, legal counsel, independent certified public accountants, consultants and other Persons retained by the board of directors of any member of the PetIQ Group, and fees associated with any filings by a member of the PetIQ Group with any Governmental Entity, (B) any judgments, settlements, penalties, fines or other costs and expenses in respect of any claims against, or any litigation or proceedings involving, any member of the PetIQ Group, (C) fees and expenses related to any securities offering, investment or acquisition transaction (whether or not successful) authorized by the board of directors of any member of the PetIQ Group, or to any redemptions or acquisitions of Units or other Equity Securities and (D) other fees and expenses in connection with the maintenance of the existence of each member of the PetIQ Group (including any franchise taxes and any costs or expenses associated with being a public company listed on a national securities exchange). For the avoidance of doubt, distributions under this Section 4.2 may not be used to pay or facilitate dividends or distributions on the Class A Common Stock (other than distributions in redemption of Class A Common Stock (or other Equity Securities) in accordance with Section 3.2). Further, and without limiting the foregoing, the Managing Member, in its sole discretion, may authorize that cash be distributed to members of the PetIQ Group to make any payments to be made under Section 3.8 of this Agreement, including, without limitation, losses, claims damages, liabilities and expenses due by the PetIQ Group under the Registration Rights Agreement, so long as such distributions are made pro rata in accordance with Units.

Section 4.3. Tax Distributions.

(a) The Company shall distribute to each Member on a quarterly basis by the 10th (or next succeeding Business Day) of each of March, June, September and December of each taxable year, or such other dates as may be appropriate in light of tax payment requirements (each a “Tax Distribution Date”), an amount (the “Tax Distribution”) in cash equal to the excess, if any, of (A) such Member’s Member Tax Liability with respect to such taxable year over (B) the amounts previously distributed pursuant to this Section 4.3(a) to such Member with respect to such taxable year. Notwithstanding the foregoing, Tax Distributions shall only be made for periods (or portions thereof) beginning on or after the date hereof. For purposes of computing a Tax Distribution under this Section 4.3, salaries, bonuses, and any other payments in the nature of compensation shall not be taken into account, other than as an expense of the Company.

(b) For purposes of this Section 4.3, the “Member Tax Liability” with respect to (i) any Member other than members of the PetIQ Group means, with respect to a taxable year (or portion thereof) beginning as of the first day of such taxable year (or portion thereof) and ending on the last day of the most recent relevant determination date, the product of (x) the portion allocated to such Member pursuant to Section 5.2 of the cumulative excess of taxable income over taxable losses of the Company, to the extent such losses may offset such income, for such taxable year (or portion thereof), and (y) such Member’s Member Tax Rate and (ii) any Member which is a member of the PetIQ Group means, with respect to a taxable year (or portion thereof), such Member’s actual income taxes (including alternative minimum taxes) payable with respect to its allocable portion of the cumulative excess of taxable income over taxable losses of the Company, to the extent such losses may offset such income, for such taxable year (or portion thereof) (including any income taxes of a consolidated, combined, or unitary group of which such Member is a member). All allocations of taxable income and loss (A) shall exclude any gain or loss realized in connection with a sale of all or substantially all of the assets of the Company and (B) shall include all allocations under Code Section 704(c) and all allocations from basis adjustments under Code Section 743 or 734. A final accounting for Tax Distributions shall be made for each taxable year after the taxable income or loss of the Company has been determined for such taxable year, and the Company shall promptly thereafter make supplemental Tax Distributions (or future Tax Distributions will be reduced) to reflect any difference between estimates previously used in calculating the relevant Member Tax Liability and the relevant actual amounts recognized. Tax Distributions under this Section 4.3 shall not be treated as advances on other distributions provided for under this Agreement.

(c) For purposes of this Section 4.3, the “Member Tax Rate” means, with respect to a taxable year, the highest combined marginal federal, state and local tax rate then applicable (including any Medicare Contribution tax on net investment income) to an individual resident in New York, New York (taking into account the deductibility of state and local taxes (subject to the limitations in Sections 67 and 68 of the Code).

(d) Notwithstanding Section 4.3(a) or Section 4.3(e), if on a Tax Distribution Date there are not sufficient funds in the Company (or any of its U.S. Subsidiaries that are disregarded entities for U.S. federal income tax purposes) to distribute the full amount of the relevant Tax Distribution otherwise to be made or any credit agreements or other debt documents to which the Company (or any of its Subsidiaries) is a party do not permit the Company to receive from its Subsidiaries or distribute to each Member the full amount of the Tax Distributions otherwise to be made to each such Member, distributions pursuant to this Section 4.3 shall be made ratably among the Members in accordance with their respective Member Tax Liability to the extent of the available funds.

(e) If, following an audit or examination, there is an adjustment that would affect the calculation of the Company’s taxable income or taxable loss for a given period or portion thereof after the date of this Agreement, or in the event that the Company files an amended tax return that has such effect, then, subject to the availability of cash and any restrictions set forth in any credit agreements or other debt documents to which the Company (or any of its Subsidiaries that are disregarded entities for U.S. federal income tax purposes) is a party, the Company shall promptly recalculate each Member’s Member Tax Liability for the applicable period and make additional Tax Distributions ratably among the Members in accordance with their respective Member Tax Liability (increased (i) for any Member other than a member of the PetIQ Group by an additional amount estimated to be sufficient to cover any interest or penalties that would be imposed on the Company if it were an individual resident in New York, New York and (ii) for any Member that is a member of the PetIQ Group, to cover any interest or penalties incurred by PetIQ (or any consolidated, combined or unitary group of which such Member is a member) as a result of such adjustment) to give effect to such adjustment or amended tax return.

Section 4.4. Withholding; Indemnification. Each Member shall, to the fullest extent permitted by law, indemnify and hold harmless the Company, the Managing Member and each other Person who is or who is deemed to be the responsible withholding agent for United States federal, state or local or foreign income tax purposes against all claims, liabilities and expenses of whatever nature relating to the Company’s, the Managing Member’s or such other Person’s obligation to withhold and to pay over, or otherwise to pay, any withholding or other taxes payable by the Company, the Managing Member or any of their Affiliates with respect to such Member or as a result of such Member’s ownership of Units, Transfer of Units (including by Exchange) or participation in the Company. Each Member hereby authorizes the Company and the Managing Member to withhold and to pay over, or otherwise to pay, any withholding or other taxes determined by the Managing Member to be payable by the Company, the Managing Member or any of their Affiliates (pursuant to any provision of United States federal, state or local or foreign law) with respect to such Member or as a result of such Member’s ownership of Units, Transfer of Units (including by Exchange) or as a result of such Member’s participation in the Company; if and to the extent that the Company withholds or pays any such withholding or other taxes with respect to a Member, such Member shall be deemed for all purposes of this Agreement to have received a distribution from the Company as of the time such withholding or other tax is paid (or, if earlier, required to be paid) with respect to such Member’s Company Interest, and, to the extent such taxes exceed the amount that would otherwise be distributable to such Member, as a demand loan payable by the Member to the Company with interest at a 10-percent rate, compounded annually. The Managing Member may, in its discretion, either demand payment of the principal and accrued interest on such demand loan at any time, and enforce payment thereof by legal process, or may withhold from one or more distributions to a Member amounts sufficient to satisfy such Member’s obligations under any such demand loan. In the event that the Company receives a refund of taxes previously withheld, the economic benefit of such refund shall be apportioned among the Members in a manner reasonably determined by the Managing Member to offset the prior operation of this Section 4.4 in respect of such withheld taxes.

Section 4.5. Limitation. Notwithstanding any other provision of this Agreement, the Company, and the Managing Member on behalf of the Company, shall not be required to make a distribution if such distribution to any Member or Assignee would violate the Act or other applicable law.

ARTICLE V

ALLOCATIONS

Section 5.1. Allocations for Capital Account Purposes.

(a) Allocations of Net Income and Net Losses. Except as otherwise provided in this Agreement, Net Income and Net Losses (and, to the extent necessary, and if determined appropriate by the Managing Member in its sole discretion individual items of income, gain or loss or deduction of the Company) shall be allocated in a manner such that the Capital Account of each Member after adjustment by the Member’s share of “minimum gain” and “partner minimum gain” (as such terms are used in Treasury Regulation Section 1.704-2) not otherwise required to be taken into account in such period is, as nearly as possible, equal (proportionately) to the distributions that would be made pursuant to Section 7.2(c) if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Asset Values, all Company liabilities were satisfied (limited with respect to each non-recourse liability to the Asset Values of the assets securing such liability) and the net assets of the Company were distributed to the Members pursuant to this Agreement.

(b) Regulatory Allocations. Although the Members do not anticipate that events will arise that will require application of this Section 5.1, provisions are included in this Agreement governing the allocation of income, gain, loss, deduction and credit (and items thereof) as may be necessary to provide that the Company’s allocation provisions contain a so-called “qualified income offset” and comply with all provisions relating to the allocation of so-called “non-recourse deductions” and “partner non-recourse deductions” and the chargeback thereof as set forth in the Treasury Regulations under Section 704(b) of the Code (such regulatory allocations, “Regulatory Allocations”); provided, however, that the Members intend that all Regulatory Allocations that may be required shall be offset by other Regulatory Allocations or special allocations of items so that the share of the Net Income and Net Loss of the Company of each Member will be the same as it would have been had the events requiring the Regulatory Allocations not occurred. For this purpose the Managing Member, based on the advice of the Company’s auditors or tax counsel, is hereby authorized to make such special curative allocations as may be appropriate.

(c) Deficit Capital Accounts. No Member shall be required to pay to the Company, to any other Member or to any third party any deficit balance that may exist from time to time in the Member’s Capital Account.

The allocations made pursuant to this Section 5.1 are intended to comply with the provisions of Section 704(b) of the Code and the Treasury Regulations thereunder and, in particular, to reflect the Members’ economic interests in the Company, as set forth herein, and the Managing Member shall interpret this Section 5.1 in a manner consistent with such intention and shall make such adjustments to these allocations as the Managing Member determines to be necessary or appropriate.

Section 5.2. Allocations for Tax Purposes.

(a) Tax Allocations. Except as set forth below or as otherwise required by the Code or other applicable law, the income, gains, losses and deductions of the Company shall be allocated for federal, state and local income tax purposes among the Members in accordance with the allocation of such income, gains, losses and deductions among the Members for purposes of computing their Capital Accounts.

(b) Contributed Assets. In accordance with Section 704(c) of the Code, income, gain, loss and deduction with respect to any property contributed (or deemed contributed for income tax purposes) to the Company with an adjusted basis for federal income tax purposes different from the initial Asset Value at which such property was accepted by the Company shall, solely for tax purposes, be allocated among the Members so as to take into account such difference in the manner required by Section 704(c) of the Code and the applicable Treasury Regulations. All tax allocations required by this Section 5.2 shall be made using the so called “traditional method” described in Regulation 1.704-3(b).

(c) Revalued Assets. If the Asset Value of any asset of the Company is adjusted pursuant to Section 3.3(b), subsequent allocations of income, gain, loss and deduction with respect to such asset shall, solely for tax purposes, be allocated among the Members so as to take into account such adjustment in the same manner as under Section 704(c) of the Code and the applicable Treasury Regulations.

(d) Section 754 Election. The Members intend that an election under Section 754 of the Code be in effect for the Company (and any Subsidiary of the Company that is treated as a partnership for U.S. federal income tax purposes) for the taxable year that includes the date hereof. The Company shall cause (1) such elections to be in effect for subsequent taxable years of each of the Company and any Subsidiary described in the preceding sentence for so long as such entity is treated as a partnership for U.S. federal income tax purposes (and intends to make additional elections under Section 754 of the Code in the event there is a termination (within the meaning of Section 708 of the Code) of any such entity and such entity is treated as a partnership for U.S. federal income tax purposes following such termination) and (2) any new Subsidiary of the Company that is treated as a partnership for U.S. federal income tax purposes to have in effect an election under Section 754 of the Code for so long as such entity is treated as a partnership for U.S. federal income tax purposes (and intends to make additional elections under Section 754 of the Code in the event there is a termination (within the meaning of Section 708 of the Code) of any such entity and such entity is treated as a partnership for U.S. federal income tax purposes following such termination).

(e) Section 706 Determination. For purposes of determining the items of Company income, gain, loss, deduction, or credit allocable to any Member with respect to any period, such items shall be determined on a daily, monthly, or other basis, as determined by the Managing Member using any permissible method under Code Section 706 and the Treasury Regulations promulgated thereunder.

Allocations pursuant to this Section 5.2 are solely for the purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Net Income, Net Loss, distributions or other Company items pursuant to any provision of this Agreement.

Section 5.3. Members’ Tax Reporting. The Members acknowledge and are aware of the income tax consequences of the allocations made pursuant to this ARTICLE V and, except as may otherwise be required by applicable law or regulatory requirements, hereby agree to be bound by the provisions of this ARTICLE V in reporting their shares of Company income, gain, loss, deduction and credit for federal, state and local income tax purposes.

ARTICLE VI

MANAGEMENT

Section 6.1. Managing Member; Delegation of Authority and Duties.

(a) Authority of Managing Member. The business, property and affairs of the Company shall be managed under the sole, absolute and exclusive direction of the Managing Member, which may from time to time delegate authority to Officers or to others to act on behalf of the Company. Without limiting the foregoing provisions of this Section 6.1(a), the Managing Member shall have the sole power to manage or cause the management of the Company, including the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity.

(b) Members. No Member who is not also a Managing Member, in his or her or its capacity as such, shall participate in or have any control over the business of the Company. Except as expressly provided herein, the Units, other Equity Securities in the Company, or the fact of a Member’s admission as a member of the Company do not confer any rights upon the Members to participate in the management of the affairs of the Company. Except as expressly provided herein, no Member who is not also a Managing Member shall have any right to vote on any matter involving the Company, including with respect to any merger, consolidation, combination or conversion of the Company, or any other matter that a Member might otherwise have the ability to vote or consent with respect to under the Act, at law, in equity or otherwise. The conduct, control and management of the Company shall be vested exclusively in the Managing Member. In all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Managing Member shall be the decision of the Company. Except as required by law, or expressly provided in Section 6.1(c) or by separate agreement with the Company, no Member who is not also a Managing Member (and acting in such capacity) shall take any part in the management or control of the operation or business of the Company in its capacity as a Member, nor shall any Member who is not also a Managing Member (and acting in such capacity) have any right, authority or power to act for or on behalf of or bind the Company in his or her or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member.

(c) Delegation by Managing Member. The Company may employ one or more Members from time to time, and such Members, in their capacity as employees or agents of the Company (and not, for clarity, in their capacity as Members of the Company), may take part in the control and management of the business of the Company to the extent such authority and power to act for or on behalf of the Company has been delegated to them by the Managing Member. To the fullest extent permitted by law, the Managing Member shall have the power and authority to delegate to one or more other Persons the Managing Member’s rights and powers to manage and control the business and affairs of the Company, including to delegate to agents and employees of a Member or the Company (including Officers), and to delegate by a management agreement or another agreement with, or otherwise to, other Persons. The Managing Member may authorize any Person (including any Member or Officer) to enter into and perform any document on behalf of the Company.

Section 6.2. Officers.

(a) Designation and Appointment. The Managing Member may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company’s business, including employees, agents and other Persons (any of whom may be a Member) who may be designated as Officers of the Company, with such titles as and to the extent authorized by the Managing Member. Any number of offices may be held by the same Person. In its discretion, the Managing Member may choose not to fill any office for any period as it may deem advisable. Officers need not be residents of the State of Delaware or Members. Any Officers so designated shall have such authority and perform such duties as the Managing Member may from time to time delegate to them. The Managing Member may assign titles to particular Officers. Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Managing Member. Designation of an Officer shall not of itself create any employment or, except as provided in Section 6.4, contractual rights.

(b) Resignation and Removal. Any Officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Managing Member. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. All employees, agents and Officers shall be subject to the supervision and direction of the Managing Member and may be removed, with or without cause, from such office by the Managing Member and the authority, duties or responsibilities of any employee, agent or Officer of the Company may be suspended by or altered the Managing Member from time to time, in each case in the sole discretion of the Managing Member.

(c) Duties of Officers. The Officers, in the performance of their duties as such, shall owe to the Company duties of loyalty and due care of the type owed by officers of a Delaware corporation pursuant to the laws of the state of Delaware.

Section 6.3. Liability of Members.

(a) No Personal Liability. Except as otherwise required by applicable law and as expressly set forth in this Agreement, no Member shall have any personal liability whatsoever in such Person’s capacity as a Member, whether to the Company, to any of the other Members, to the creditors of the Company or to any other third party, for the debts, liabilities, commitments or any other obligations of the Company or for any losses of the Company. Except as otherwise required by the Act, each Member shall be liable only to make payments to the Company as provided for expressly herein.

(b) Return of Distributions. In accordance with the Act and the laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member. It is the intent of the Members that no distribution to any Member pursuant to ARTICLE IV shall be deemed a return of money or other property paid or distributed in violation of the Act. The payment of any such money or distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-

502(b) of the Act, and, to the fullest extent permitted by law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.

(c) No Duties. Notwithstanding any other provision of this Agreement or any duty otherwise existing at law, in equity or otherwise, the parties hereby agree that the Members (including the Managing Member), shall, to the maximum extent permitted by law, including Section 18-1101(c) of the Act, owe no duties (including fiduciary duties) to the Company, the other Members or any other Person who is a party to or otherwise bound by this Agreement; provided, however, that nothing contained in this Section 6.3(c) shall eliminate the implied contractual covenant of good faith and fair dealing. To the extent that, at law or in equity, any Member (including the Managing Member) has duties (including fiduciary duties) and liabilities relating thereto to the Company, to another Member or to another Person who is a party to or otherwise bound by this Agreement, the Members (including the Managing Member) acting under this Agreement will not be liable to the Company, to any such other Member or to any such other Person who is a party to or otherwise bound by this Agreement, for their good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities relating thereto of any Member (including the Managing Member) otherwise existing at law, in equity or otherwise, are agreed by the parties hereto to replace to that extent such other duties and liabilities of the Members (including the Managing Member) relating thereto. The Managing Member may consult with legal counsel, accountants and financial or other advisors and any act or omission suffered or taken by the Managing Member on behalf of the Company or in furtherance of the interests of the Company in good faith in reliance upon and in accordance with the advice of such counsel, accountants or financial or other advisors will be full justification for any such act or omission, and the Managing Member will be fully protected in so acting or omitting to act so long as such counsel or accountants or financial or other advisors were selected with reasonable care. Notwithstanding any other provision of this Agreement or otherwise applicable provision of law or equity, whenever in this Agreement the Managing Member is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Managing Member shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by applicable law, have no duty or obligation to give any consideration to any interest of or factors affecting the Company or the other Members, or (ii) in its “good faith” or under another expressed standard, the Managing Member shall act under such express standard and shall not be subject to any other or different standards.

Section 6.4. Indemnification by the Company. Subject to the limitations and conditions provided in this Section 6.4, each Person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or arbitrative (each, a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that he, she or it, or a Person of which he, she or it is the legal representative, is or was a Member or an Officer or a Tax Matters Member (each, an “Indemnified Person”), in each case, shall be indemnified by the Company to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment) against all judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including reasonable attorneys’ fees and expenses) actually incurred by such Indemnified Person in connection with such Proceeding, appeal, inquiry or investigation, if such Indemnified Person acted in Good Faith. Reasonable expenses incurred by an Indemnified Person who was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined that he, she or it is not entitled to be indemnified by the Company. Indemnification under this Section 6.4 shall continue as to a Person who has ceased to serve in the capacity that initially entitled such Person to indemnity hereunder. The rights granted pursuant to this Section 6.4 shall be deemed contract rights, and no amendment, modification or repeal of this Section 6.4 shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings, appeals, inquiries or investigations arising prior to any amendment, modification or repeal. It is expressly acknowledged that the indemnification provided in this Section 6.4 could involve indemnification for negligence or under theories of strict liability. Notwithstanding the foregoing, no Indemnified Person shall be entitled to any indemnity or advancement of expenses in connection with any Proceeding brought (i) by such Indemnified Person against the Company (other than to enforce the rights of such Indemnified Person pursuant to this Section 6.4), any Member or any Officer, or (ii) by or in the right of the Company, without the prior written consent of the Managing Member.

Section 6.5. Investment Representations of Members. Each Member hereby represents, warrants and acknowledges to the Company that:

(a) such Member has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and is making an informed investment decision with respect thereto;

(b) such Member is acquiring interests in the Company for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof;

(c) the execution, delivery and performance of this Agreement have been duly authorized by such Member or all necessary corporate or other entity action on the part of such Member;

(d) the Units and shares of Class B Common Stock being delivered pursuant to an Exchange are free and clear of all liens, encumbrances, rights of first refusal, and the like;

(e) such Member has executed and provided the Company properly completed copies of IRS Form W-8 or W-9, as applicable, which are valid as of the date hereof, and will promptly provide any additional information or documentation requested by the Managing Member relating to tax matters (including any information reasonably requested in connection with ensuring compliance under FATCA); if any such information or documentation previously provided becomes incorrect or obsolete, such Member will promptly notify the Managing Member and provide applicable updated information and documentation;

(f) such Member is not a disregarded entity for U.S. federal income tax purposes and is acquiring its Company Interest for its own account and is the sole beneficial owner thereof for U.S. federal income tax purposes; provided, however, that if at any time on or following the date hereof, such Member is treated as disregarded as an entity separate from its owner for U.S. federal income tax purposes (a “DRE”), then (i) none of such Member, such Member’s owner for U.S. federal income tax purposes (“Tax Owner”), or any other entity that is treated as a DRE of Tax Owner and that owns a direct or indirect interest in such Member (a “DRE Affiliate”) will create or issue, or participate in the creation or issuance of, any “interest” in the Company within the meaning of Treasury Regulation Section 1.7704-1(a)(2) and (ii) if as a result of (A) a Transfer, directly or indirectly, of all or any part of the ownership interests in such Member or any DRE Affiliate, (B) the issuance of any security or other instrument by such Member or any DRE Affiliate, or (C) such Member or any DRE Affiliate otherwise ceasing to be a DRE of Tax Owner (any such event described in clause (A), (B), or (C), a “Tax Transfer”), any part of the interests in the Company would be treated as being transferred within the meaning of Treasury Regulation Section 1.7704-1(a)(3), then such Tax Transfer shall not be undertaken without the prior written consent of the Managing Member (which such consent may be withheld in its sole discretion);

(g) either (1) such Member is not, for U.S. federal income tax purposes, a partnership, trust, estate or “S Corporation” as defined in the Code (in each case a “Pass-Through Entity”) or (2) such Member is, for U.S. federal income tax purposes, a Pass-Through Entity, and within the meaning of Treasury Regulations Section 1.7704-1 (A) it is not a principal purpose of the use of the tiered arrangement involving such Member to permit the Company to satisfy the 100-partner limitation described in Treasury Regulations Section 1.7704-1(h)(1)(ii) or (B) at no time during the term of the Company will substantially all of the value of a beneficial owner’s interest in such Member (directly or indirectly) be attributable to such Member’s ownership of its Company Interest, and such Member has not transferred and will not transfer its Company Interest on or through (x) an established securities market or (y) a secondary market or the substantial equivalent thereof, all within the meaning of Code Section 7704(b); and

(h) such Member’s taxable year-end is December 31 or has been otherwise indicated to the Managing Member in writing.

Section 6.6. Representations and Warranties of PetIQ. PetIQ represents and warrants that:

(a) it is a corporation duly incorporated and is existing in good standing under the laws of the State of Delaware;

(b) it has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to issue the Common Stock in accordance with the terms hereof;

(c) the execution and delivery of this Agreement by PetIQ and the consummation by it of the transactions contemplated hereby (including the issuance of the Common Stock) have been duly authorized by all necessary action on the part of PetIQ, including but not limited to all actions necessary to ensure that the acquisition of shares Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of the Board’s power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby (collectively, “Takeover Laws”); and

(d) this Agreement constitutes a legal, valid and binding obligation of PetIQ enforceable against PetIQ in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

ARTICLE VII

WITHDRAWAL; DISSOLUTION; TRANSFER OF MEMBERSHIP INTERESTS;

ADMISSION OF NEW MEMBERS

Section 7.1. Member Withdrawal. No Member shall have the power or right to withdraw or otherwise resign or be expelled from the Company prior to the dissolution and winding up of the Company except pursuant to a Transfer permitted under this Agreement.

Section 7.2. Dissolution.

(a) Events. The Company shall be dissolved and its affairs shall be wound up on the first to occur of (i) the determination of the Managing Member, (ii) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act or (iii) the termination of the legal existence of the last remaining Member or the occurrence of any other event that terminates the continued membership of the last remaining Member in the Company unless the Company is continued without dissolution in a manner permitted by the Act.

(b) Actions Upon Dissolution. When the Company is dissolved, the business and property of the Company shall be wound up and liquidated by the Managing Member or, in the event of the unavailability of the Managing Member or if the Managing Member shall so determine, such Member or other liquidating trustee as shall be named by the Managing Member.

(c) Priority. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to this Section 7.2 to minimize any losses otherwise attendant upon such winding up. Upon dissolution of the Company, the assets of the Company shall be applied in the following manner and order of priority: (i) to creditors, including Members who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company (including all contingent, conditional or unmatured claims), whether by payment or the making of reasonable provision for payment thereof; and (ii) the balance shall be distributed in accordance with Article IV hereof.

(d) Cancellation of Certificate. The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts liabilities and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Agreement and (ii) the Certificate shall have been canceled in the manner required by the Act.

(e) Return of Capital. The liquidators of the Company shall not be personally liable for the return of capital contributions to the Company or any portion thereof to the Members (it being understood that any such return shall be made solely from Company assets).

(f) Hart Scott Rodino. Notwithstanding any other provision in this Agreement, in the event the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), is applicable to any Member by reason of the fact that any assets of the Company will be distributed to such Member in connection with the dissolution of the Company, the distribution of any assets of the Company shall not be consummated until such time as the applicable waiting periods (and extensions thereof) under the HSR Act have expired or otherwise been terminated with respect to each such Member.

Section 7.3. Transfer by Members.

(a) Generally. Except as otherwise provided in Section 7.3(b), no Person may, directly or indirectly, Transfer all or any portion of his Units or any interest in the Company without the prior written consent of the Managing Member, which consent may be given or withheld in the Managing Member’s sole discretion. Notwithstanding anything to the contrary in this Section 7.3, (i) each of the Members may exchange all or a portion of the Units owned by such Member in accordance with Section 3.8 of this Agreement or (ii) if the Managing Member and the exchanging Existing Member shall mutually agree, Transfer such Units, together with a corresponding number of shares of Class B Common Stock, to the Managing Member for other consideration at any time.

(b) Permitted Transferees. Subject to Section 7.3(c), any Person shall have the right to Transfer, at any time, all or any portion of the Units or interests in the Company held by such Person to such Person’s Permitted Transferee so long as the Company is able to satisfy the 100-partner limitation under Regulations Section 1.7704-1(h)(1)(ii) after such transfer, as determined by the Managing Member in its sole discretion exercised in good faith. “Permitted Transferee” for these purposes shall be:

(i) in the case of a Member that is an individual, (x) a transferee for bona fide estate planning purposes, (y) any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the Member and/or one or more members of his/her immediate family or (z) any immediate family member or other dependent of such Member;

(ii) in the case of a Member that is a trust, (x) any individual that is a settlor or direct or indirect beneficiary of such trust and/or one or more members of the immediate family and/or other dependents of any such individual or (y) any trust, partnership or other entity for the direct or indirect benefit of any individual that is a settlor or direct or indirect beneficiary of such trust and/or one or more members of the immediate family and/or other dependents of any such individual;

(iii) in the case of a Member that is a partnership for U.S. federal income tax purposes, (x) its limited partners, members or stockholders in a pro rata distribution or (y) any investment fund or other entity managed by the same entity that manages the Member (for so long as the transferee and transferor continue to be managed by the same entity); or

(iv) any transferee with the prior written consent of the Board (in each case, in its sole discretion).

For purposes of this Agreement, “immediate family” shall mean any relationship by blood, current or former marriage or adoption, not more remote than first cousin.

(c) Conditions to Transfer. In addition to the other requirements set forth in Section 7.3(a), unless waived by the Managing Member, no Transfer of all or any portion of Units or any interest in the Company shall be made unless the following conditions are met:

(i) The Transfer will not violate registration requirements under any federal or state securities laws;

(ii) The Transfer is not made to any Person who lacks the legal right, power or capacity to own such Unit or other interest in the Company;

(iii) The Transfer will not cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the regulations promulgated thereunder;

(iv) The Transfer will not cause any portion of the assets of the Company to become “plan assets” of any “benefit plan investor” within the meaning of regulations issued by the U.S. Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the Code of Federal Regulations as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended from time to time;

(v) The Transfer will not result in the Company being subject to the Investment Company Act of 1940, as amended;

(vi) The Transfer is not made prior to the expiration of the lock-ups imposed by the Underwriters, except as described in Section 3.8 of this Agreement or in the case of Transfers by PetIQ to one or more of its Subsidiaries;

(vii) The Transferor also Transfers to the same Transferee a number of shares of Class B Common Stock equal to the number of Units Transferred to such Person; and

(viii) The Transferee shall have executed and delivered to the Managing Member such legal and/or tax opinions and written instruments (including copies of any instruments of Transfer and such Assignee’s consent to be bound by this Agreement as an Assignee) that are in a form satisfactory to the Managing Member, as determined in the Managing Member’s sole discretion.

For the avoidance of doubt, the restrictions on Transfer contained in this Section 7.3 shall not apply to the Transfer of any capital stock of the Managing Member; provided that no shares of Class B Common Stock may be transferred unless a corresponding number of Units are Transferred therewith in accordance with this Agreement.

In addition, notwithstanding any contrary provision in this Agreement, to the extent the Managing Member shall determine that there is a material risk the Company (and interests in the Company) do not or will not meet the requirements of Treasury Regulation Section 1.7704-1(h), the Managing Member may impose such restrictions on the Transfer of Units or other interests in the Company as the Managing Member may determine to be necessary or advisable to avoid any material risk that the Company could be treated as a publicly traded partnership under Section 7704 of the Code.

Any Transfer in violation of this Section 7.3 shall be null and void ab initio and of no effect. For purposes of this Section 7.3 only, the term “Transfer” includes any Pledge. For the avoidance of doubt and notwithstanding anything to the contrary, any “disguised sale” described in Section 3.8(a)(ii) hereof shall be permitted hereunder.

(d) Effect of Transfer in Violation of Agreement. Each Member hereby acknowledges the reasonableness of the prohibition contained in this Section 7.3 in view of the purposes of the Company and the relationship of the Members. Any purported Transfer in violation of this Agreement shall be null and void and ineffective to transfer any Units or other interests in the Company and shall not be binding upon or be recognized by the Company, and any such purported Transferee shall not be treated as or deemed to be a Member for any purpose. In the event that any Member shall at any time transfer Units in violation of any of the provisions of this Agreement, in addition to any other rights and remedies that the Company may be entitled to, at law or in equity, the Company shall have the right to obtain and be entitled to, an order restraining or enjoining such Transfer, it being expressly acknowledged and agreed that damages at law would be an inadequate remedy for a Transfer in violation of this Agreement.

(e) Indirect Transfers. The parties each acknowledge and agree that each Member shall not, for so long as it holds Units, without the prior written consent of the Managing Member, directly or indirectly (x) issue new equity of itself or equity-like rights, options, warrants or other rights to acquire equity or equity-like rights or any economic rights (including debt) of itself to any Person except to its initial owners or its Permitted Transferees or Permitted Transferees of its initial owners or (y) permit any Transfer of the membership and/or economic interests in itself and/or equity interests or economic rights (including debt) of itself other than to its Permitted Transferees or as permitted by Section 7.3.

Section 7.4. Admission or Substitution of New Members.

(a) Admission. Without the consent of any other Person, the Managing Member shall have the right to admit as a Substituted Member or an Additional Member, any Person who acquires an interest in the Company, or any part thereof, from a Member or from the Company. Concurrently with the admission of a Substituted Member or an Additional Member after the date hereof, the Managing Member shall forthwith (i) amend the Schedule of Members to reflect the name and address of such Substituted Member or Additional Member and to eliminate or modify, as applicable, the name and address of the Transferring Member with regard to the Transferred Units and (ii) cause any necessary papers to be filed and recorded and notice to be given wherever and to the extent required showing the substitution of a Transferee as a

Substituted Member in place of the Transferring Member, or the admission of an Additional Member, in each case, at the expense, including payment of any professional and filing fees incurred, of such Transferor. In addition, the Transferring Member hereby indemnifies the Managing Member and the Company against any losses, claims, damages or liabilities to which the Managing Member, the Company, or any of their Affiliates may become subject arising out of or based upon any false representation or warranty made by, or breach or failure to comply with any covenant or agreement of, such Transferring Member or such Substituted Member in connection with such Transfer.

(b) Conditions and Limitations. The admission of any Person as a Substituted Member or an Additional Member shall be conditioned upon (i) such Person’s written acceptance and adoption of all the terms and provisions of this Agreement, either by (A) execution and delivery of a counterpart signature page to this Agreement countersigned by the Managing Member on behalf of the Company or (B) any other writing evidencing the intent of such Person to become a Substituted Member or an Additional Member and such writing is accepted by the Managing Member on behalf of the Company.

(c) Effect of Transfer to Substituted Member. Following the Transfer of any Unit or other interest in the Company that is permitted under Sections 7.3, the Transferee of such Unit or other interest in the Company shall be treated as having made all of the capital contributions in respect of, as having been allocated all the items of income and loss allocated in respect of, and received all of the distributions received in respect of, such Unit or other interest in the Company, shall succeed to the Capital Account balance associated with such Unit or other interest in the Company, shall receive allocations and distributions under ARTICLE IV, ARTICLE V and Section 7.2 in respect of such Unit or other interest in the Company and otherwise shall become a Substituted Member entitled to all the rights of a Member with respect to such Unit or other interest in the Company.

Section 7.5. Additional Requirements. Notwithstanding any contrary provision in this Agreement, for the avoidance of doubt, the Managing Member may impose such vesting requirements, forfeiture provisions, Transfer restrictions, minimum retained ownership requirements or other similar provisions with respect to any interests in the Company that are outstanding as of the date of this Agreement or are created hereafter, with the written consent of the holder of such interests in the Company. Such requirements, provisions and restrictions need not be uniform among holders of interests in the Company and may be waived or released by the Managing Member in its sole discretion with respect to all or a portion of the interests in the Company owned by any one or more Members or Assignees at any time and from time to time, and such actions or omissions by the Managing Member shall not constitute the breach of this Agreement or of any duty hereunder or otherwise existing at law, in equity or otherwise.

Section 7.6. Bankruptcy. Notwithstanding any other provision of this Agreement, the Bankruptcy of a Member shall not cause such Member to cease to be a partner of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.

ARTICLE VIII

BOOKS AND RECORDS; FINANCIAL STATEMENTS AND OTHER INFORMATION;

TAX MATTERS

Section 8.1. Books and Records. The Company shall keep at its principal executive office (i) correct and complete books and records of account (which, in the case of financial records, shall be kept in accordance with GAAP), (ii) minutes of the proceedings of meetings of the Members, (iii) a current list of the directors and officers of the Company and its Subsidiaries and their respective residence addresses, and (iv) a record containing the names and addresses of all Members, the total number of Units held by each Member, and the dates when they respectively became the owners of record thereof. Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into written form within a reasonable time. Except as expressly set forth in this Agreement, notwithstanding the rights set forth in Section 18-305 of the Act, no Member shall have the right to obtain information from the Company.

Section 8.2. Information.

(a) All determinations, valuations and other matters of judgment required to be made for ordinary course accounting purposes under this Agreement shall be made by the Managing Member and shall be conclusive and binding on all Members, their Successors in Interest and any other Person who is a party to or otherwise bound by this Agreement, and to the fullest extent permitted by law or as otherwise provided in this Agreement, no such Person shall have the right to an accounting or an appraisal of the assets of the Company or any successor thereto.

Section 8.3. Fiscal Year. The Company’s fiscal year shall be the calendar year, except as determined by the Managing Member in its sole discretion or required under Section 706 of the Code.

Section 8.4. Certain Tax Matters.

(a) Preparation of Returns. The Managing Member shall use commercially reasonable efforts to cause to be prepared all federal, state and local tax returns of the Company for each year for which such returns are required to be filed and shall use commercially reasonable efforts to cause such returns to be timely filed. The Managing Member shall determine the appropriate treatment of each item of income, gain, loss, deduction and credit of the Company and the accounting methods and conventions under the tax laws of the United States of America, the several states and other relevant jurisdictions as to the treatment of any such item or any other method or procedure related to the preparation of such tax returns. Except as specifically provided otherwise in this Agreement, the Managing Member may cause the Company to make or refrain from making any and all elections permitted by such tax laws. The Managing Member shall use reasonable best efforts to cause the Company to provide to each Member a Schedule K-1 with respect to the Company (and such other information with respect to the Company necessary for such Member to prepare its U.S. federal income, state and local tax returns) for each taxable year within one-hundred (100) days after the close of such taxable year. Additionally, the Managing Member shall cause the Company to provide to each Member, to the extent commercially reasonable and available to the Company without undue cost, any information reasonably required by the Member to prepare, or in connection with an audit of, such Member’s income tax returns.

(b) Consistent Treatment. Each Member agrees that it shall not, except as otherwise required by applicable law or regulatory requirement (i) treat, on its tax returns, any item of income, gain, loss, deduction or credit relating to its interest in the Company in a manner inconsistent with the treatment of such item by the Company as reflected on the Form K-1 or other information statement furnished by the Company to such Member for use in preparing its tax returns or (ii) file any claim for refund relating to any such item based on, or that would result in, such inconsistent treatment. Each Member that determines it is required by applicable law or regulatory requirement to take any of the actions described in clause (i) or (ii) of the preceding sentence shall provide thirty (30) days advance written notice to the Managing Member.

(c) Duties of the Tax Matters Member. The Company and each Member hereby designate the Managing Member (or such other Person as the Managing Member may designate) as (a) the “tax matters partner” for purposes of Code Section 6231 (as in effect prior to the repeal of such section and other related sections pursuant to the Bipartisan Budget Act of 2015 (the “Existing Code”)) and any analogous provisions of state law and (b) once the provisions of the Bipartisan Budget Act of 2015 go into effect, the “partnership representative” of the Company for purposes of Section 6223 of the Code; and, in either such capacity, is referred to as the “Tax Matters Member”. The Tax Matters Member, on behalf of the Company and its Members, shall (subject to the terms of the Recapitalization Agreement and Section 3.8 of this Agreement) be permitted to make any filing, election, settlement or determination under the Code, the Treasury Regulations, or any other law or regulation permitted by law. Any actions of the Tax Matters Member shall be final and binding upon the Company and all Members. All expenses incurred by the Tax Matters Member in connection therewith (including attorneys’, accountants’ and other experts’ fees and disbursements) shall be expenses of, and payable by, the Company. No Member shall have the right, without the consent of the Tax Matters Member (but subject to the terms of the Recapitalization Agreement and Section 3.8 of this Agreement), to (1) participate in the audit of any Company tax return, (2) file any amended return or claim for refund in connection with any item of income, gain, loss, deduction or credit (other than items that are not partnership items within the meaning of Existing Code Section 6231(a)(4) or that cease to be partnership items under Existing Code Section 6231(b)) reflected on any tax return of the Company, (3) participate in any administrative or judicial proceedings conducted by the Company or the Tax Matters Member arising out of or in connection with any such audit, amended return, claim for refund or denial of such claim, or (4) appeal, challenge or otherwise protest any adverse findings in any such audit conducted by the Company or the Tax Matters Member or with respect to any such amended return or claim for refund filed by the Company or the Tax Matters Member or in any such administrative or judicial proceedings conducted by the Company or the Tax Matters Member.

(d) Certain Filings. Upon the Transfer of an interest in the Company (within the meaning of the Code), a sale of Company assets or a liquidation of the Company, the Members shall provide the Managing Member with information and shall make tax filings as reasonably requested by the Managing Member and required under applicable law.

(e) FATCA. Notwithstanding anything in this Agreement to the contrary, the Managing Member may take such actions as it determines necessary or appropriate (including causing a Member to withdraw from the Company under such terms and conditions established by the Managing Member) to comply with FATCA. “FATCA” means (i) Sections 1471 through 1474 of the Code or any successor provision that is substantively the equivalent thereof (and, in each case, any Treasury Regulations promulgated thereunder or official interpretations thereof), (ii) any similar legislation, regulations or guidance enacted in any jurisdiction that seeks to implement similar tax reporting and/or withholding tax regimes, and (iii) any treaty, agreement with any governmental authority or intergovernmental agreement related to the foregoing. Each Member shall indemnify and hold harmless the Managing Member and the Company for any costs and expenses arising out of its failure to provide information, documentation, waivers or certifications requested by the Managing Member to satisfy any requirement imposed under FATCA.

(f) Election to Become a Corporation. The Company shall not make any election, or take any action, including transferring assets outside of the ordinary course of business, that would result in all (or substantially all) of its assets being held (or transferred to an Affiliate) that is taxed as a corporation for U.S. federal income tax purposes without the consent of the Existing Members.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Schedules. The Managing Member may from time to time execute and deliver to the Members schedules that set forth information contained in the books and records of the Company and any other matters deemed appropriate by the Managing Member. Such schedules shall be for information purposes only and shall not be deemed to be part of this Agreement for any purpose whatsoever.

Section 9.2. Governing Law. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

Section 9.3. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery, for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named court, that its property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain an action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before the above-named court nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than the above-named court whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce judgment of the above-named court in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9.6 hereof is reasonably calculated to give actual notice.

Section 9.4. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective Successors in Interest; provided that no Person claiming by, through or under a Member (whether as such Member’s Successor in Interest or otherwise), as distinct from such Member itself, shall have any rights as, or in respect to, a Member (including the right to approve or vote on any matter or to notice thereof).

Section 9.5. Amendments and Waivers. This Agreement may be amended, supplemented, waived or modified by the written consent of the Managing Member in its sole discretion without the approval of any other Member or other Person; provided that (except as otherwise provided in Section 3.2(a)) no amendment may materially and adversely affect the rights of a holder of Units, as such, other than on a pro rata basis with other holders of Units of the same class without the consent of such holder (or, if there is more than one such holder that is so affected, without the consent of a majority of such affected holders in accordance with their holdings of Units); provided that there shall be no amendment to Sections 3.8, 4.1 or 4.3 herein without the consent of Members holding at least 51% of Units (not including the Managing Member); provided further, however, that notwithstanding the foregoing, the Managing Member may, without the written consent of any other Member or any other Person, amend, supplement, waive or modify any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect: (1) any amendment, supplement, waiver or modification that the Managing Member determines to be necessary or appropriate in connection with the creation, authorization or issuance of any class of Units or other Equity Securities in the Company or other Company securities in accordance with this Agreement; (2) the admission, substitution, withdrawal or removal of Members in accordance with this Agreement; (3) a change in the name of the Company, the location of the principal place of business of the Company, the registered agent of the Company or the registered office of the Company; (4) any amendment, supplement, waiver or modification that the Managing Member determines in its sole discretion to be necessary or appropriate to address changes in Treasury Regulations, legislation or interpretation; or (5) a change in the Fiscal Year of the Company and any other changes that the Managing Member determines to be necessary or appropriate as a result of a change in the Fiscal Year of the Company, including a change in the dates on which distributions are to be made by the Company; provided further, that the books and records of the Company shall be deemed amended from time to time to reflect the admission of a new Member, the withdrawal or resignation of a Member, the adjustment of the Units or other interests in the Company resulting from any issuance, Transfer or other disposition of Units or other interests in the Company, in each case that is made in accordance with the provisions hereof. If an amendment has been approved in accordance with this agreement, such amendment shall be adopted and effective with respect to all Members. Upon obtaining such approvals as may be required by this Agreement, and without further action or execution on the part of any other Member or other Person, any amendment to this Agreement may be implemented and reflected in a writing executed solely by the Managing Member and the other Members shall be deemed a party to and bound by such amendment.

Notwithstanding the foregoing, in addition to any other consent that may be required, any amendment of this Agreement that requires a holder of Units on the date hereof to make a capital contribution to the Company (including as a condition to maintaining any rights necessary to permit such holders to exercise their rights under Section 3.8 of this Agreement) shall require the consent of such holder of Units.

No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 9.6. Notices. Whenever notice is required or permitted by this Agreement to be given, such notice shall be in writing and shall be given to any Member at such Member’s address or facsimile number shown in the Company’s books and records, or, if given to the Company, at the following address:

PetIQ Holdings, LLC

500 E. Shore Drive, Suite 120

Eagle, Idaho 83616

Attention:     Robert P. K. Mooney, General Counsel

Email:           rmooney@truescience.com

Facsimile:     [            ]

with a copy (which shall not constitute notice to the Company) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention:     Dominick P. DeChiara

Email:           ddechiara@winston.com

Facsimile: (212) 294-4700

and

Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

Attention:     James J. Junewicz

Email:           jjunewicz@winston.com

Facsimile:    (312) 558-5700

Each proper notice shall be effective upon any of the following: (a) personal delivery to the recipient, (b) when sent by facsimile to the recipient (with confirmation of receipt), (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (d) three Business Days after being deposited in the mail (first class or airmail postage prepaid).

Section 9.7. Counterparts. This Agreement may be executed simultaneously in two or more separate counterparts, any one of which need not contain the signatures of more than one party, but each of which shall be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

Section 9.8. Power of Attorney. Each Member hereby irrevocably appoints the Managing Member as such Member’s true and lawful representative and attorney in fact, each acting alone, in such Member’s name, place and stead, (a) to make, execute, sign and file all instruments, documents and certificates that, from time to time, may be required to set forth any amendment to this Agreement or that may be required by this Agreement or by the laws of the United States of America, the State of Delaware or any other state in which the Company shall determine to do business, or any political subdivision or agency thereof and (b) to execute, implement and continue the valid and subsisting existence of the Company or to qualify and continue the Company as a foreign limited liability company in all jurisdictions in which the Company may conduct business. Such power of attorney is coupled with an interest and shall survive and continue in full force and effect notwithstanding the subsequent withdrawal from the Company of any Member for any reason and shall survive and shall not be affected by the disability, incapacity, bankruptcy or dissolution of such Member. No power of attorney granted in this Agreement shall revoke any previously granted power of attorney.

Section 9.9. Entire Agreement. This Agreement and the other documents and agreements referred to herein or entered into concurrently herewith embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein; provided that such other agreements and documents shall not be deemed to be a part of, a modification of or an amendment to this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein.

Section 9.10. Remedies. Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies that such Person has been granted at any time under any other agreement or contract and all of the rights that such Person has under any applicable law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security) to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law.

Section 9.11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 9.12. Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Company profits, losses, distributions, capital or property other than as a secured creditor.

Section 9.13. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 9.14. Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 9.15. Delivery by Facsimile or Email. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or email with scan or facsimile attachment, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or email as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Limited Liability Company Agreement as of the date first set forth above.

MANAGING MEMBER

PetIQ, INC.

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

MEMBERS

TRUE SCIENCE FOUNDERS, LLC

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

HIGHLAND CONSUMER FUND I LIMITED PARTNERSHIP

By:
Name:
Title:

HIGHLAND CONSUMER ENTREPRENEURS FUND I LIMITED PARTNERSHIP

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

ROCKHURST LLC

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

LABORE ET HONORE LLC

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

GLEN MOORE

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

NATE SMITH

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

RONALD KENNEDY

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

CHRISTENSEN CLASS F, LLC

By:
Name:
Title:

CHRISTENSEN VENTURES LLC

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

SCOTT ADCOCK

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

THE JNC 101 TRUST

By:
Name:
Title:

JAMES N. CLARKE IRREVOCABLE TRUST

By:
Name:
Title:

ANDREA M. CLARKE IRREVOCABLE TRUST

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

JW OPPORTUNITIES FUND LLC

By:
Name:
Title:

JW PARTNERS, L.P.

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

TOVEY CALL

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

JEFF CAYWOOD

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

ADAM FELLERS

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

PEARL KUNZ

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

ROBERT MOONEY

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

JOHN NEWLAND

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

BOBBY WREN

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

ECP IV INVESTOR CO.

By:
Name:
Title:

EOS TS INVESTOR CO.

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

HCP – TS BLOCKER CORP.

By:
Name:
Title:

Signature Page to PetIQ Holdings, LLC – Sixth Amended and Restated Limited Liability Company Agreement

Exhibit A

SCHEDULE OF MEMBERS

Member	Units	Percentage Interest
PetIQ, Inc.
[ ]

Exhibit B

EXCHANGE NOTICE

PetIQ, Inc.

500 E. Shore Drive, Suite 120

Eagle, Idaho 83616

Attention: Chief Financial Officer

Reference is hereby made to the Sixth Amended and Restated Limited Liability Company Agreement, dated as of [         ], 2017 (the “LLC Agreement”), among PetIQ, Inc., a Delaware corporation (the “Corporation”), and the holders of LLC Units from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the LLC Agreement.

The undersigned LLC Unit-holder hereby transfers to the Corporation the number of LLC Units set forth below in exchange for a Cash Exchange Payment to the account set forth below or for shares of Common Stock to be issued in its name as set forth below, as set forth in the LLC Agreement.

Legal Name of
LLC Unit holder:

Address:

Number of LLC
Unites to be Exchanged:

Cash Exchange Payment
Instructions:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the LLC Units subject to this Exchange Notice are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the LLC Units subject to this Exchange Notice is required to be obtained by the undersigned for the transfer of such LLC Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation the LLC Units subject to this Exchange Notice and to deliver to the undersigned the shares of Common Stock or cash to be delivered in Exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Exchange Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

Exhibit C

VESTING SCHEDULE FOR CERTAIN UNITS